Exhibit T3A-37



                               STATE OF CALIFORNIA
                               SECRETARY OF STATE



                  I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

                  That the attached transcript of 22 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.







                                                              IN WITNESS
                                                              WHEREOF, I execute
                                                              this certificate
                                                              and affix the
                                                              Great Seal of the
                                                              State of
                                                              California this
                                                              day of Feb 26,
                                                              2004

                                                              /s/ Kevin Shelley
                                                              Secretary of State

                            ARTICLES OF INCORPORATION

                                       OF

                             AMSTOCK II CORPORATION

KNOW ALL MEN BY THESE PRESENTS:

                  That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we hereby certify that:

                  One:    The name of this corporation is:

                             AMSTOCK II CORPORATION

                  Two:    The purposes for which this corporation is formed are:

                           (a) The specific business in which the corporation is primarily to engage is holding share of consumer finance companies.

                           (b) To manufacture, fabricate, assemble, to take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease and otherwise dispose of, and to invest, trade, deal in and deal with goods, wares and merchandise and supplies and all other personal property of every class and description.

                           (c) To purchase, acquire, own, hold, use, lease (either as lessor or lessee), grant, sell, exchange, subdivide, mortgage, convey in trust, manage, improve, construct, operate and generally deal in any and all real estate, improved or unimproved, stores, office buildings, dwelling houses, apartment houses, hotels, manufacturing plants and other buildings, and any and all other property of every kind or description, real or personal and mixed, and wheresoever situated, either in California, other states of the United States, the District of Columbia, territories and colonies of the United States or foreign countries.

                           (d) To acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities of any person, firm, association or corporation; and to acquire any property or business as a going concern or otherwise (i) by purchase of the assets thereof wholly or in part, (ii) by acquisition of the shares or any part thereof, or (iii) in any other manner, and to pay for the same in cash or in shares or bonds or other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any manner dispose of, the whole or any part of the goodwill, business, rights and property so acquired, and to conduct in any lawful manner the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

                           (e) To take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease, mortgage, convey in trust, pledge, hypothecate, grant licenses in respect of and otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, and governmental, state, territorial, county and municipal grants and concessions of every character which this corporation may deem advantageous in the prosecution of its business or in the maintenance, operation, development or extension of its properties.

                           (f) To enter into, make, perform and carry out contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, association or corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivision.

                           (g) To become a partner (either general or limited, or both) and to enter into agreements of partnership, joint venture, or other arrangements for sharing profits and otherwise participating in any enterprise, with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business.

                           (h) From time to time to apply for, purchase, acquire by assignment, transfer or otherwise, exercise, carry out and enjoy any benefit, right, privilege, prerogative or power conferred by, acquired under or granted by any statute, ordinance, order, license, power, authority, franchise, commission, right or privilege which any government or authority or governmental agency or corporation, or other public body, may be empowered to enact, make or grant; to pay for, aid in, and contribute toward carrying the same into effect, and to appropriate any of this corporation's shares, bonds and/or assets to defray the costs, charges and expenses thereof.

                           (i) To subscribe, or cause to be subscribed for, and to take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of, the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, evidences of indebtedness, notes, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporations, association or associations, firm or firms, or person or persons, together with shares, rights, units of interest in, or in respect of, any trust estate now or hereafter existing, and whether created by the laws of the State of California or of any other state, territory or country; and to operate, manage and control such properties, or any of them, either in the name of such other corporation or corporations or in the name of this corporation, and while the owner of any of said shares of capital stock, to exercise all the rights, powers and privi1eges of ownership of every kind and description, including the right to vote thereon, with power to designate some person or persons for that purpose from time to time, and to the same extent as natural persons might or could do.

                           (j) To promote, or to aid in any manner financially or otherwise, any person, firm, corporation or association of which any shares of stock, bonds, notes, debentures or other securities or evidences of indebtedness are held, directly or indirectly, by this corporation; and for this purpose to guarantee the contracts, dividends, shares, bonds, debentures, notes and other obligations of such other persons, firms, corporations or associations; and to do any other acts or things designed to protect, preserve, improve or enhance the value of such shares, bonds, notes, debentures or other securities or evidences of indebtedness.

                           (k) To borrow and lend money, but nothing herein contained shall be construed as authorizing the business of banking, or as including the business purposes of a commercial bank, savings bank or trust company.

                           (1) To issue bonds, notes, debentures or other obligations of this corporation from time to time for any of the objects or purposes of this corporation, and to secure the same by mortgage, deed of trust, pledge or otherwise, or to issue the same unsecured; to purchase or otherwise acquire its own bonds, debentures or other evidences of its indebtedness or obligations; to purchase, hold, sell and transfer the shares of its own capital stock to the extent and in the manner provided by the laws of the State of California as the same are now in force, or may be hereafter amended.

                           (m) To purchase, acquire, take, hold, own, use and enjoy, and to sell, lease, transfer, pledge, mortgage, convey, grant, assign or otherwise dispose of and, generally, to invest, trade, deal in and with oil royalties, mineral rights of all kinds, mineral bearing lands and hydrocarbon products of all kinds, oil, gas and mineral leases, and all rights and interests therein and, in general, products of the earth and deposits, both subsoil and surface, of every nature and description.

                           (n) To carry on any business whatsoever, either as principal or as agent, or both, or as a partnership, which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business; to conduct its business in this state and other states; in the District of Columbia, in the territories and colonies of the United States, and in foreign countries.

                           (o) To have and to exercise all the powers conferred by the laws of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

                  The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

                  Three: The county in the State of California where the principal office for the transaction of the business of this corporation is to be located is Los Angeles County.

                  Four: This corporation is authorized to issue only one class of shares of stock. The total number of said shares shall be 1,000. All shares of stock are to be without par value.

                  Five: (a) The number of directors shall be not less than five
(5) nor more than eight (8), the exact number of which shall be fixed by a bylaw duly adopted by the shareholders or by the Board of Directors.

                           (b) The names and addresses of those who are
appointed to act as the first directors of this corporation are:

         Name                                                    Address
         ----                                                    -------
Ralph C. Wintrode                                    634 South Spring Street
                                                     Los Angeles, California
Nancy Wagner                                         634 South Spring Street
                                                     Los Angeles, California
Charles K. Marquis                                   634 South Spring Street
                                                     Los Angeles, California
Wilford D. Godbold                                   634 South Spring Street
                                                     Los Angeles, California
Charles D. Axelrod                                   634 South Spring Street
                                                     Los Angeles, California

                  IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, the undersigned, constituting the incorporators of this corporation, including the persons named hereinabove as the first directors of this corporation, have executed these Articles of Incorporation this 28th day of October, 1969.


                                                      /s/ Ralph C. Wintrode
                                                      Ralph C. Wintrode

                                                      /s/ Nancy Wagner
                                                      Nancy Wagner

                                                      /s/ Charles K. Marquis
                                                      Charles K. Marquis

                                                      /s/ Wilford D. Godbold
                                                      Wilford D. Godbold

                                                      /s/ Charles D. Axelrod
                                                      Charles D. Axelrod

STATE OF CALIFORNIA                         )
                                            )        ss.
COUNTY OF LOS ANGELES                       )

                  On this 28th day of October, 1969, before me, the undersigned Notary Public in and for said State, personally appeared Ralph C. Wintrode, Nancy Wagner, Charles K. Marquis, Wilford D. Godbold and Charles D. Axelrod, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and acknowledged to me that they executed the same.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                             /s/ Sandra L. Davis
                                                             Sandra L. Davis
(NOTARIAL SEAL)

                             CERTIFICATE OF OFFICERS

                                       OF

                             AMSTOCK II CORPORATION

                  We, the undersigned President and Secretary, and each of us, hereby do certify that we are, and at all times herein mentioned have been respectively the President and Secretary of Amstock II Corporation, a California corporation; and hereby do further certify and state:
                  That on the 17th day of November, 1969, at the hour of 10:00 o'clock A.M. at 745 Fort Street, Honolulu, Hawaii, there was duly held a special meeting of the Board of Directors of Amstock II Corporation.
                  That at said meeting the following resolutions approving the terms and conditions of the agreement of merger with Financial Development Corporation, a California corporation, were adopted by the Board of Directors of Amstock II Corporation:
                           "WHEREAS, there has been presented to and discussed at this meeting of the Board of Directors of Amstock II Corporation, a California corporation, a proposed agreement providing for the merger of Financial Development Corporation, a California corporation, with and into this corporation, a true copy of the form of which the secretary hereby is directed to insert in the minute book of this corporation immediate1y following the minutes of this meeting; and

                           "WHEREAS, it is deemed to be in the interests of this corporation and its shareholders that this corporation enter into the said merger with Financial Development Corporation;

                           "NOW, THEREFORE, BE IT RESOLVED that the merger of Financial Development Corporation with and into Amstock II Corporation as set forth in said proposed agreement, and the terms and conditions of the proposed agreement and the mode of carrying them into effect, as well as the manner and basis of converting the shares of the constituent corporations into the shares of the surviving corporation as therein provided, be and they hereby are approved; and

                           "BE IT FURTHER RESOLVED that the president or any vice president and the secretary or any assistant secretary of this corporation be, and they hereby are, authorized and directed to execute all documents and to take such action as may be deemed to be necessary and advisable to carry out and accomplish the purposes of these resolutions."

                  The authorized number of directors is six; six directors voted affirmatively for said resolutions.

                  That on the 24th day of November, 1969, at the hour of 10:00 o'clock A.M. at 745 Fort Street, Honolulu, Hawaii, there was duly held a special meeting of the shareholder of said corporation, and that at said meeting the terms and conditions of the agreement were approved by the vote of 1,000 shares of capital stock without par value, constituting the vote of not less than two-thirds of the issued and outstanding shares of each class, regardless of limitation or restriction on the voting power thereof.

                  That the total number of outstanding shares of capital stock entitled to vote at said special meeting is 1,000 shares of capital stock without par value.

                  That notice of the time, place and purpose of said special meeting of the shareholder as waived pursuant to California Corporations Code
Section 2209.

                  That the name of the surviving corporation is Amstock II Corporation.

                  That the Agreement for Merger Between Financial Development Corporation and Amstock II Corporation merging Financial Development Corporation with and into Amstock II Corporation filed with the Secretary of State concurrently with this certificate, pursuant to Section 4113 of the California Corporations Code is the agreement hereinabove referred to and sets forth the terms and conditions approved by said resolution of directors and vote of shareholders.

                  IN WITNESS WHEREOF, the undersigned have executed this certificate on the ____ day of December, 1969.



                                            /s/ Paul R. Cassidy
                                            ------------------------------------
                                            President of Amstock II Corporation



                                            /s/ J.E. Ednie
                                            ------------------------------------
                                            Secretary of Amstock II Corporation


STATE OF HAWAII                                      )
                                                     )        ss:
CITY AND COUNTY OF HONOLULU                          )

                  PAUL R. CASSIDY and J. E. EDNIE, the President and Secretary, respectively, of AMSTOCK II CORPORATION, California corporation, being first duly sworn, on oath depose and say: that they are the persons who signed the foregoing instrument; that they have read said instrument, know the contents thereof, and that the same is true.




                                            /s/ Paul R. Cassidy
                                            ------------------------------------
                                            Paul R. Cassidy



                                            /s/ J.E. Ednie
                                            ------------------------------------
                                            J. E. Ednie

Subscribed and sworn to before me this 12th day of December, 1969.

/s/ Marie C. Harada
Notary Public, First Judicial
Circuit, State of Hawaii
My Commission expires: __________

                               AGREEMENT OF MERGER

                  THIS AGREEMENT OF MERGER dated November 14, 1969, between FINANCIAL DEVELOPMENT CORPORATION, hereinafter sometimes called "Financial", and AMSTOCK II CORPORATION, hereinafter sometimes called "Amstock",

                              W I T N E S S E T H:

                  WHEREAS, Financial and Amstock (both of which are herein sometimes called the Constituent Corporations) are corporations duly organized and existing under the laws of the State of California with their principal offices in the City and County of Los Angeles, State of California; and

                  WHEREAS, Amstock is a wholly owned subsidiary of Amfac, Inc., a corporation duly organized and existing under the laws of the State of Hawaii; and

                  WHEREAS, the Board of Directors of the Constituent Corporations deem it desirable and in the best interests of the corporations and their shareholders that Financial be merged into Amstock;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants and subject to the conditions herein set forth, the Constituent Corporations agree as follows:

                  1. The Constituent Corporations shall be merged into a single corporation by Financial merging into and with Amstock, the Surviving Corporation, which shall survive the merger, pursuant to the Corporations Code of the State of California. Upon such merger, the separate corporate existence of Financial shall cease, and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of the Constituent Corporations and shall become subject to all the debts and liabilities of the Constituent Corporations in the same manner as if the Surviving Corporation had itself incurred them.

                  2. The name of the Surviving Corporation shall, by amendment of its Articles of Incorporation as hereinafter provided, be Financial Development Corporation.

                  3. The Articles of Incorporation of the Surviving Corporation (Amstock) shall upon the effective date of merger be amended as follows:

                  Article One of the Articles of Incorporation is hereby amended to read as follows:

                  One: The name of this corporation is Financial Development Corporation

                  4. From and after the effective date of the merger and until thereafter amended as permitted by law, the Articles of Incorporation as amended above and the By-Laws of Amstock as in force on the effective date of the merger shall be and become the Articles of Incorporation and By-Laws of the Surviving Corporation.

                  5. The names and addresses of the persons who shall be the directors of the Surviving Corporation and who shall serve as directors of the Surviving Corporation until their successors, elected are as follows:

Gilbert E. Cox                                                E. Lawrence Gary
745 Fort Street                                               745 Fort Street
Honolulu, Hawaii                                              Honolulu, Hawaii

Michael B. Holland                                            J. E. Ednie
1300 West Olympic Boulevard                                   745 Fort Street
Los Angeles, California                                       Honolulu, Hawaii

Fred Lane                                                     Paul R. Cassidy
1300 West Olympic Boulevard                                   745 Fort Street
Los Angeles, California                                       Honolulu, Hawaii

                                                              Howard Hamamoto
                                                              745 Fort Street
                                                              Honolulu, Hawaii

                  6. The manner and basis of converting shares of the Constituent Corporations into shares of the Surviving Corporation and/or distributing cash anti securities in lieu of shares to the shareholders of the Constituent Corporations shall be as follows:

                  A. Each share of capital stock of Amstock issued and outstanding on the effective date of the merger shall continue to be one (1) share of such stock unaffected by the merger.

                  B. Each share of Financial shall be delivered to the Surviving Corporation for cancellation and shall be cancelled.

                  C. There shall be distributed with respect to and in complete cancellation of each share of Financial common stock issued and outstanding immediately prior to the merger, in lieu of shares of the Surviving Corporation, one share of Amfac, Inc. Series "B" Cumulative Convertible Preferred Stock.

                  7. This Agreement of Merger shall be submitted to the shareholders of the Constituent Corporations for their approval in the manner provided by the applicable laws of the State of California at a meeting to be held on or before December 16, 1969, or at such other time as the Boards of Directors of the Constituent Corporations shall agree. After approval by the vote of the holders of not less than two thirds of the issued and outstanding shares of each class of stock of each corporation, this Agreement of Merger shall be filed as required by the laws of the State of California, the merger being effective when this Agreement of Merger and certificates of each corporation are filed in the Office of the Secretary of State of the State of California. This Agreement of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed in their respective corporate names by their respective officers thereunto duly authorized and have caused their respective corporate seals to be impressed hereon on the day and year first above written.


                                        FINANCIAL DEVELOPMENT CORPORATION

                                        By: /s/
                                           -------------------------------------

                                        By: /s/
                                           -------------------------------------


                                        AMSTOCK II CORPORATION

                                        By: /s/ Paul R. Cassidy

                                        By: /s/ J.E. Ednie

STATE OF CALIFORNIA                     )
                                        )      ss:
COUNTY OF LOS ANGELES                   )

                  On this 17 day of December, 1969, before me, Sandra L. Davis, a notary public in and for said county and state, residing therein duly commissioned and sworn, personally appeared Michael B. Holland and Fred J. Lane, respectively, known to me to be the President and Assistant Secretary, respectively, of FINANCIAL DEVELOPMENT CORPORATION, one of the corporations that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county and state aforesaid the day and year in this certificate first above written.


                                            /s/ Sandra L. Davis
--------------------------------------------------------------------------------
                                            Notary Public in and for the County
                                            of Los Angeles, State of California


                                            My commission expires:


STATE OF HAWAII                                      )
                                                     )        ss:
CITY AND COUNTY OF HONOLULU                          )

                  On this 12th day of December, 1969, before me, Maria C. Harada, a notary public in and for said city and county and state, residing therein duly commissioned and sworn, personally appeared Paul R. Cassidy and J.
E. Ednie, respectively, of AMSTOCK II CORPORATION, one of the corporations that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county and state aforesaid the day and year in this certificate first above written.

                            /s/ Marie C. Harada
                            ----------------------------------------------------
                            Notary Public in and for the City and County of Honolulu, State of Hawaii, First Judicial Circuit
                            My commission expires:

                DESIGNATION BY CALIFORNIA CORPORATION
                 OF AGENT FOR THE SERVICE OF PROCESS

  (For filing with the Secretary of State of the State of California pursuant to Section 3301, Corporation Code)

                           ----------------

FINANCIAL DEVELOPMENT CORPORATION,, a corporation organized under the laws of the State of California, designates an agent for service of process as follows:
(Use the following paragraph 1 if the process agent is a natural person. See NOTES on the reverse of this form.)

1. ___________________________________________________________________________ a
natural person residing in the State of California, whose complete ___ business ___ residence address is
____________________________________________________________________,. is
designated as its agent for the purpose of service of process.
(Use the following paragraph 2 if the process agent is a corporation. Sec NOTES on the reverse of this form.)

2. CT CORPORATION SYSTEM, a corporation organized and existing under the laws of DELAWARE, is designated as its agent for the purpose of service of process. The name of the city, town or village wherein said corporate agent has an office, as set forth in the certificate filed by said corporate agent pursuant to Section 3301.5 or 3301.6 (if a domestic corporation) or pursuant to Section 6403.5 or 6403.6 (if a foreign corporation), California Corporations Code, at which the undersigned corporation may be served is

                             LOS ANGELES, CALIFORNIA
--------------------------------------------------------------------------------
         (State only name of city, town or village - no street address)

                                               FINANCIAL DEVELOPMENT CORPORATION
                                               (Name of Corporation)

                                               By: /s/ Daniel H. Curry
                                                   -----------------------
                                                   Secretary (Title)

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                        FINANCIAL DEVELOPMENT CORPORATION

                  We, MICHAEL B. HOLLAND, President and THEODORE P. VALMASSEI, Assistant Secretary, do hereby certify:

                  1. That we are the President and Assistant Secretary, respectively, of Financial Development Corporation.
                  2. That the Articles of Incorporation of said corporation were filed October 31, 1969 with the Secretary of State of the State of California.
                  3. That Article III Section 3.13 of the By-Laws of said corporation authorizes the directors to adopt resolutions by unanimous written consent without a meeting. Accordingly, by unanimous written consent without a meeting, the directors have adopted the following resolutions amending the Articles of Incorporation of said corporation.

                  ONE: "RESOLVED, that Article `ONE' of the Articles of Incorporation which now reads: "ONE: The name of the corporation is:

                           FINANCIAL DEVELOPMENT CORPORATION."

                           is hereby stricken and the following substituted therefor: "ONE: The name of the corporation is:

                           AMFAC CREDIT CORPORATION"

                           RESOLVED FURTHER that the title of the Articles of Incorporation is amended to strike the name "FINANCIAL DEVELOPMENT CORPORATION" and substitute therefor the new name of this corporation, "AMFAC CREDIT CORPORATION." 4. That the number of shares which consented to the adoption of said resolution is 1,000 and the total number of shares entitled to consent to said amendment is 1,000.

                  5. That the wording of the Amended Articles, as set forth in the Shareholder's Resolution, is the same as that set forth in the Director's Resolution in paragraph 3 above. Executed at Los Angeles, California on October 25, 1972.




                                           /s/ Michael B. Holland
                                           -------------------------------------
                                           Michael B. Holland, President



                                           /s/ Theodore P. Valmassei
                                           -------------------------------------
                                           Theodore P. Valmassei,
                                           Assistant Secretary

                                    AFFIDAV1T

STATE OF CALIFORNIA                         )
                                            )        ss.
COUNTY OF LOS ANGELES                       )

                  The undersigned, being first duly sworn, depose and say, each for himself: That they are and at all times mentioned in the foregoing Certificate of Amendment were, the President and Assistant Secretary of Financial Development Corporation, a California corporation;

                  That each of the undersigned has read the foregoing Certificate of Amendment; That the statements therein set forth are true of his own knowledge and that the signature thereto purporting to be his signature is genuine.



                                                 /s/Michael B. Holland
                                                 -------------------------------
                                                 Michael B. Holland, President



                                                 /s/ Theordore P. Valmassei
                                                 -------------------------------
                                                 Theodore P. Valmassei,
                                                 Assistant Secretary


Subscribed and Sworn to before me this 17 day of November, 1972.




                                      /s/ Joe Alexander
                                      Notary Public for the State of California

                 CERTIFICATE OF OWNERSHIP FOR SHORT-FORM MERGER

                            CERTIFICATE OF OWNERSHIP

                  Charleen K. Ikeda and Barbara Wilson certify that:

                  1. They are the duly elected and acting Vice President and Secretary, respectively, of Amfac Credit Corporation, a California corporation (herein called "this corporation").

                  2. This corporation owns 100% of the outstanding shares of each class of Amfac Commercial Credit, a California corporation.

                  3. The board of directors of this corporation has duly adopted the following resolution:

                  RESOLVED, that this corporation merge Amfac Commercial Credit, its subsidiary, into itself and assume all its liabilities pursuant to Section 1110 of the California Corporations Code.

                  RESOLVED FURTHER, that each of the officers of this corporation be and each of them hereby is authorized and directed to take all such further action and to execute and deliver all such further documents as the officers acting shall determine to be necessary, such determination to be conclusively evidenced by their action in the premises.

                  RESOLVED FURTHER, that Article One of the Articles of Incorporation of this corporation be amended to read in its entirety as follows:

                  "One: The name of this Corporation is
         Amfac Commercial Credit."

                  IN WITNESS WHEREOF, the undersigned have executed this certificate on December 20, 1979.




                                               /s/ Charleen K. Ikeda
                                               ---------------------------------
                                               Charleen K. Ikeda, Vice President



                                               /s/ Barbara Wilson
                                               Barbara Wilson, Secretary

                  The undersigned, Charleen K. Ikeda and Barbara Wilson, the Vice President and Secretary, respectively, of Amfac Credit Corporation, each declares under penalty of perjury that the matters set out in the foregoing Certificate of Ownership are true of her own knowledge.

                  Executed at Honolulu, Hawaii, on December20, 1979.




                                              /s/ Charleen K. Ikeda
                                              ----------------------------------
                                              Charleen K. Ikeda



                                              /s/ Barbara Wilson
                                              ----------------------------------
                                              Barbara Wilson

                            CERTIFICATE OF AMENDMENT

                          OF ARTICLES OF INCORPORATION

CLYDE E. SUMIDA and BARBARA WILSON certify that:

1. They are the Vice President and the Secretary, respectively, of AMFAC COMMERCIAL CREDIT, a California corporation.

2. Article One of the Articles of Incorporation of this corporation is amended to read as follows: "The name of this corporation is OAHU WASTE ENERGY RECOVERY, INC."

3. Article Two of the Articles of Incorporation of this corporation is amended to read as follows: "The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code."

4. Article Three of the Articles of Incorporation of this corporation is amended to read as follows: "The county in the State of California where the principal office for the transaction of the business of this corporation is to be located is San Francisco County."

5. Article Sixth of the Articles of Incorporation of this corporation is added to read as follows: "This corporation elects to be governed by all of the provisions of the General Corporation Law effective January 1, 1977 nor otherwise applicable to it under Chapter 23 thereof."

6. The foregoing amendments of Articles of Incorporation have been duly approved by the Board of Directors.

7. The foregoing amendments of Articles of Incorporation have been duly approved by the sole stockholder in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 1,000. The number of shares voting in favor of the amendments equaled or exceeded the vote required. The percentage vote required was more than 50%. The undersigned declare under penalty of perjury that the matters set forth in the certificate are true and correct of their own knowledge. Executed at Honolulu, Hawaii on December 13, 1983.


                                              /s/ Clyde E. Sumida
                                              ----------------------------------
                                              CLYDE E. SUMIDA, Vice President



                                              /s/ Barbara Wilson
                                              ----------------------------------
                                              BARBARA WILSON, Secretary

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the executive vice-president and assistant secretary, respectively, of OAHU WASTE ENERGY RECOVERY, INC., a California corporation.

2. Article one of the Articles of Incorporation of this corporation is amended to read as follows:

First: The name of the Corporation is COVANTA OAHU WASTE ENERGY RECOVERY, INC.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 1,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 3/1/01

                                     /s/ Anthony Orlando
                                     Anthony Orlando, Executive Vice President


                                     /s/ Patricia Collins
                                     Patricia Collins, Assistant Secretary